Exhibit 99.2

Grant Park Fund

Class A, B, Legacy 2, Global 2 and Global 3 Units

Monthly Performance Report • July 2011

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GRANT PARK FUND®

This sales and advertising literature must be read in conjunction with the prospectus in order to understand fully all of the implications and risks of the offering of securities to which it relates. A copy of the prospectus must be made available to you in connection with this offering. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. The information in this document is valid only as of the date hereof and may be changed without notice. This communication is confidential and is intended solely for the information of the person to whom it has been delivered.

DCM Brokers, LLC Member FINRA/SIPC Servicing Agent 626 W. Jackson, Suite 600 Chicago, IL 60661

2 Grant Park Fund Performance Report • July 2011

Market Commentary: July 2011

Currencies: The U.S. dollar slipped against major currencies as investor confidence fell while Congress failed to reach an agreement on a new U.S. debt ceiling. Investors sought non-U.S. assets, a move that benefitted safe-haven currencies, including the Japanese yen and Swiss franc. The euro fell when Portuguese debt was reclassified to "junk" status. Also pushing the euro lower were fears the recent financial instability in the Eurozone was beginning to affect larger European nations. The Australian dollar posted gains as investors believed recent jumps in inflation would prompt the Reserve Bank of Australia to raise interest rates sooner than expected.

Energy: Despite heavy volatility throughout the month, the crude oil markets were able to hold on to early-month gains and finish July slightly positive. The crude oil market was driven by reports of strong U.S. manufacturing data and decreases in U.S. stockpiles. Natural gas markets fell over 5% on weak industrial demand forecasts and cool temperatures at month-end.

Equities: European equity markets generally fell as investors feared that recent financial instability could begin to affect the economies of larger nations, including Spain and Italy. In the U.S., equity prices moved lower because of the failed debt-ceiling negotiations. Japanese share prices finished with modest gains stemming from bullish manufacturing data.

Fixed Income: U.S. fixed-income markets posted strong gains in July as uncertainty regarding the overall global economic outlook prevailed. Weak economic data, ailing European nations, and U.S. debt-ceiling concerns all played a role in driving demand for safe-haven assets higher. The German Bund picked up additional gains as some fixed-income investors shifted their focus outside of the U.S.

Grains/Foods: U.S. grains markets finished last month higher as a combination of heat waves and dry weather threatened domestic supplies. Reports of elevated demand from biofuel and livestock producers added to profits in the grains and foods markets. Sugar prices also moved higher due to reports showing weaker-than-expected sugar production from Brazil, the world's largest sugar exporter.

Metals: Gold and silver markets moved more than 8% and 15%, respectively, as investors sought safe-haven assets due to a number of global economic concerns. Ongoing fears regarding the financial stability of the Eurozone economy and uncertainty surrounding the inability of lawmakers to pass a plan to establish a new U.S. debt ceiling were among the critical factors that influenced the markets. In the base metals markets, copper markets rose because of improved Chinese import data and a work stoppage at a key Chilean copper production facility.

A Units (Closed to New Investment)

2000	2001	2002	2003	2004	2005
11.0%	7.0%	15.3%	20.0%	-7.6%	-3.4%

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2006	3.5%	-3.3%	4.1%	9.5%	-0.8%	-2.9%	-3.7%	2.2%	-1.1%	-0.6%	3.6%	-0.9%	**9.1%**
2007	1.3%	-4.2%	-4.6%	5.2%	4.6%	4.2%	-3.7%	-3.7%	8.8%	5.2%	-0.7%	0.6%	**12.6%**
2008	2.5%	9.7%	-0.6%	-0.1%	2.1%	3.1%	-5.1%	-2.4%	1.3%	4.8%	2.8%	1.1%	**19.9%**
2009	-0.9%	-0.8%	-3.3%	-1.7%	1.6%	-3.4%	-1.3%	1.1%	1.2%	-2.6%	4.2%	-3.6%	**-9.2%**
2010	-8.0%	0.6%	4.1%	1.8%	-3.8%	-0.2%	-1.7%	2.8%	3.2%	4.3%	-2.6%	4.6%	**4.5%**
2011	-0.5%	2.3%	-2.5%	3.8%	-6.9%	-3.8%	3.0%						**-5.0%**

B Units (Closed to New Investment)

2003	2004	2005
7.7%	-8.4%	-4.3%

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2006	3.4%	-3.4%	4.0%	9.4%	-0.9%	-2.9%	-3.7%	2.1%	-1.2%	-0.7%	3.5%	-0.9%	**8.3%**
2007	1.2%	-4.3%	-4.6%	5.2%	4.5%	4.1%	-3.8%	-3.8%	8.7%	5.2%	-0.7%	0.6%	**11.8%**
2008	2.4%	9.6%	-0.7%	-0.2%	2.0%	3.0%	-5.1%	-2.5%	1.2%	4.7%	2.7%	1.0%	**18.9%**
2009	-1.0%	-0.9%	-3.3%	-1.8%	1.6%	-3.5%	-1.3%	1.1%	1.1%	-2.6%	4.2%	-3.6%	**-9.9%**
2010	-8.0%	0.6%	4.0%	1.7%	-3.9%	-0.3%	-1.7%	2.7%	3.2%	4.3%	-2.6%	4.5%	**3.8%**
2011	-0.6%	2.2%	-2.5%	3.7%	-7.0%	-3.8%	3.0%						**-5.4%**

Legacy 2 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-1.6%	1.6%	-3.1%	-1.1%	1.3%	1.2%	-2.4%	4.0%	-3.2%	**-3.6%**
2010	-7.8%	0.8%	4.1%	1.7%	-3.5%	-0.1%	-1.5%	2.8%	3.2%	4.3%	-2.3%	4.6%	**5.7%**
2011	-0.4%	2.3%	-2.2%	3.8%	-6.6%	-3.7%	3.2%						**-4.0%**

Global 2 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-0.3%	2.0%	-3.2%	-1.3%	1.1%	1.1%	-3.2%	3.6%	-4.2%	**-4.6%**
2010	-7.8%	0.7%	3.6%	1.5%	-2.2%	0.3%	-2.5%	2.7%	1.9%	3.7%	-2.2%	3.6%	**2.6%**
2011	-0.8%	2.0%	-1.9%	2.9%	-6.5%	-3.4%	3.1%						**-4.9%**

Global 3 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-0.4%	1.8%	-3.5%	-1.4%	0.9%	1.0%	-3.4%	3.5%	-4.4%	**-6.0%**
2010	-8.0%	0.5%	3.4%	1.3%	-2.4%	0.1%	-2.7%	2.5%	1.8%	3.5%	-2.3%	3.4%	**0.7%**
2011	-0.9%	1.8%	-2.0%	2.8%	-6.7%	-3.5%	2.9%						**-5.9%**

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

Grant Park Fund Performance Report • July 2011 3

A, B and Legacy Units


5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
Grains/ Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
July
YTD

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Grains/Foods	Currencies	Energy	Equity Indices	Fixed Income	Metals
15%	25%	12%	11%	22%	15%

Sector Positions at Month-End


08/10
09/10
10/10
11/10
12/10
01/11
02/11
03/11
04/11
05/11
06/11
07/11
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
Grains/Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Global Units

Trading Performance by Sector


5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
Grains/ Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
July
YTD

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Grains/Foods	Currencies	Energy	Equity Indices	Fixed Income	Metals
14%	26%	13%	10%	23%	14%

Sector Positions at Month-End


08/10
09/10
10/10
11/10
12/10
01/11
02/11
03/11
04/11
05/11
06/11
07/11
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
Grains/Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

4 Grant Park Fund Performance Report • July 2011

Grant Park Fund At-A-Glance

Product Legacy Units Global UnitsA and B Units Class 223 Closed to New Investment Account Type Fee-based Fee-based Commission-based Minimum Investment $10,000 $5,000 $5,000 Retirement Account $1,000 $1,000 $1,000 Trading Strategy Traditional, systematic, medium- to long-term trend-trading philosophy employed by Grant Park for the past 20 years. Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter time frames. Break even Level 5.56% 4.94% 7.12% Redemptions Monthly after 90 days Monthly after 90 days Monthly after 90 days Penalty No No 1.5% on a declining scale 0.5% per quarter Sectors Traded 666 Eligibility Varies by state, but not less than $250 k net worth or $70 k net worth and $70k income. No investor should invest more than 10% of his/her net worth. Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth.

Statistics

Statistics Since Inception—Class A Units 1 January 1989—July 2011 Total Fund Assets (A,B, Legacy, Global) $903M 12-Month Return 7.1% Average 12-Month Return 18.4% 36-Month Cumulative Return -3.1% 60-Month Cumulative Return 25.4% Compounded Annualized ROR 13.7% 3-Year Compounded Annualized ROR -1.1% 5-Year Compounded Annualized ROR 4.6%10-Year Compounded Annualized ROR 5.7% Worst Drawdown (5/89—10/89) -38.9% Worst Drawdown Last 5 Years (12/08 – 1/10)-16.4% Average 1-month Gain 6.5% Average 1-month Loss-4.4%# of Winning Months144# of Losing Months 127 Correlation Analysis: Class A Units1 and S&P Total Return Index 2 July 2001—June 2011 Moved in Opposite Directions 45% 54 of 120 months Positive Results for Both 35% 42 of 120 months Negative Results for Both 20% 24 of 120 months 1 Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses. 2 It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering: Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns. Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data. Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio’s performance. Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values. Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.

All charts in this document were prepared by Dearborn Capital Management, LLC.©2011 Grant Park Fund. All rights reserved.

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